UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (date of earliest event reported): March 30, 2009

Xplore Technologies Corp.
(Exact name of registrant as specified in its charter)

Delaware	000-52697	26-0563295
(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer
incorporation or organization)		Identification No.)

14000 Summit Drive, Suite 900
Austin, Texas 78728

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(512) 336-7797

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01             Entry into a Material Definitive Agreement

On March 30, 2009, a wholly owned subsidiary of Xplore Technologies Corp. (the “Company”), entered into the ninth amendment (the “Ninth Amendment) to the Loan and Security Agreement dated as of September 15, 2005, as amended (the “Loan and Security Agreement”), by and between Xplore Technologies Corporation of America (the “Borrower”) and Silicon Valley Bank (“SVB”).

The Ninth Amendment extended the maturity date of the borrowings under the Loan and Security Agreement until April 10, 2009. The Borrower and SVB are in the process of negotiating the terms of an amended loan and security agreement and the Borrower anticipates it will enter into such amended loan and security agreement by April 10, 2009.

The Ninth Amendment is filed herewith as Exhibit 10.1.  The foregoing description of the Ninth Amendment is qualified in its entirety by reference to the full text of such document, which is incorporated by reference herein.

ITEM 9.01             Financial Statements and Exhibits

(d)           Exhibit

Exhibit 10.1                                    Ninth Amendment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 30, 2009	Xplore Technologies Corp.
(Registrant)

	By:	/s/ Michael J. Rapisand
Michael J. Rapisand
Chief Financial Officer

EXHIBIT INDEX

Exhibit 10.1                                    Ninth Amendment